UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 7, 2019

Lonestar Resources US Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
111 Boland Street, Suite 301
Fort Worth, Texas 76107
(Address of principal executive office) (Zip Code)
(817) 921-1889
(Registrants’ telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On March 7, 2019, Lonestar Resources US Inc. (the "Company") filed an 8-K (the "Original 8-K") announcing its financial results for the year ended December 31, 2018, as detailed in a press release filed as Exhibit 99.1 thereto. Prior to releasing the press release, management determined that it would remove all earnings per share data from its draft press release, as this data was still under review and incomplete. Inadvertently, the press release sent to the Company's wire service contained certain earnings per share data that was not intended for publication, as well as certain immaterial inconsistencies. The press release filed as Exhibit 99.1 to the Original 8-K did not contain the earnings per share data, save for one instance, but did contain the immaterial inconsistencies.

Accordingly, this amendment is filed to (i) restate the press release in its entirety, thus removing the sole remaining reference to earnings per share data and the inconsistencies and (ii) clarify that investors should refer to the Company's Annual Report on Form 10-K, filed contemporaneously with this amendment, for all required disclosures related to Company’s financial performance, including earnings per share data.

A copy of the restated press release is furnished as Exhibit 99.1 to this amendment to the Original 8-K. The information contained in this Current Report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure

Note Regarding Non-GAAP Financial Measures

The press release attached as an exhibit hereto contains certain references to Adjusted EBITDAX and adjusted net income, which are non-GAAP financial measures, as defined under Regulation G of the rules and regulations of the SEC.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit relating to the Explanatory Note and Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit Number	Description

99.1	Press Release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lonestar Resources US Inc.

Dated: March 13, 2019	By:	/s/ Gregory R. Packer
	Name:	Gregory R. Packer
	Title:	Vice President, General Counsel & Corporate Secretary

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